OTHER LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2019
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM ASSETS
25. OTHER LONG-TERM ASSETS
The composition of Brookfield Renewable’s other long-term assets as at December 31 is presented in the following table:

(MILLIONS)	Note	2019	2018
Contract asset		$422	$402
Restricted cash	23	104	168
Other		77	65

		$603	$635

At December 31, 2019 and 2018, restricted cash was held primarily to satisfy lease payments and credit agreements.
Contract assets are the result of contract amendments made during 2018 to Brookfield Renewable’s long-term power purchase agreements with Brookfield associated with generating assets in Ontario held by Great Lakes Power Limited and Mississagi Power Trust. The net impact of these changes were offset by changes to Brookfield Renewable’s long-term energy revenue agreement with Brookfield associated with several entities owned by Brookfield Renewable in the United States, however the changes resulted in a difference in timing of cash flows. As a result, the amendments were accounted for in reflection of their substance, with the recognition of contract asset and liability balances and net financing charges to be recognized over the remainder of the term of the agreements. There are no material provisions for expected credit losses on contract assets. See Note 30 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.